Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

College Avenue Student Loans, LLC

233 N. King Street

Wilmington, Delaware 19801

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of student loan contracts in connection with the proposed offering of College Ave Student Loans Trust 2021-C, LLC Asset-Backed Notes. College Avenue Student Loans, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Barclays Capital Inc. (the “Other Specified Party” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 14, 2021, representatives of the Company provided us with a computer-generated student loan contract data file and related record layout containing data, as represented to us by the Company, as of the close of business on September 23, 2021, with respect to 14,514 student loan contracts (the “Initial Statistical Loan File”). At the instruction of the Company, we randomly selected 150 student loan contracts from the Student Loan Listing (the “Sample Loans”).

Further, on October 22, 2021, representatives of the Company provided us with a supplemental data file containing the borrower first name and borrower last name for each of the 150 Sample Loans (the “Supplemental Data File”). Representatives of the Company instructed us to append the Initial Statistical Loan File with the information set forth on the Supplemental Data File. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

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Characteristics

1.  Loan number (informational purposes only)

2.  Borrower first name

3.  Borrower last name

4.  School name

5.  Loan ID

6.  Loan type

7.  Borrower state

8.  Original principal balance

9.  Current interest rate

10.  Current principal balance

11.  First disbursement date

12.  Repayment begin date

13.  Loan status

14.  Last day of enrollment*

15.  Deferment/forbearance end date (if applicable)

16.  Grace end date

17.  Days past due

18.  Number of scheduled remaining payments

19.  School code

20.  Initial repayment schedule type option

21.  Maturity Date

22.  Credit score

23.  School type

24.  Undisbursed amount

*	For Sample Loans with a loan status as set forth on the Servicing System (as defined herein) of “enrolled” only.

We compared Characteristics 2. and 3. to the corresponding information set forth on the Promissory Note, Loan Application or Final Disclosure (collectively, the “Promissory Note”) and to the Company’s servicing system (the “Servicing System”).

We compared Characteristics 4. and 5. to the corresponding information set forth on the Promissory Note.

We compared Characteristics 6. through 19. to the corresponding information set forth on or derived from the Servicing System.

Using methodologies provided to us by representatives of the Company, we compared Characteristics 20. and 21. to the corresponding information set forth on the Servicing System.

We compared Characteristic 22. to a query from the Company’s origination system provided to us by the Company on October 22, 2021 (the “Credit Score Query”).

On October 22, 2021, at the instruction of the Company, we accessed the “College Navigator Website” (https://nces.ed.gov/collegenavigator/) and, using the school name (as set forth on the Promissory Note), we compared Characteristic 23. to the corresponding information set forth on the College Navigator Website.

With respect to our comparison of Characteristic 24., for those Sample Loans that indicated a “MaxDisbDt” (as set forth on the Statistical Loan File) of (i) September 23, 2021 or earlier, we observed an undisbursed amount of $0.00 on the Statistical Loan File, and (ii) later than September 23, 2021, we recomputed the undisbursed amount as the difference between (i) the “certified amount” (as set forth on the Promissory Note or the Servicing System) and (ii) the original principal balance (as set forth on the Servicing System). We compared the results of such recalculation to the undisbursed amount set forth on the Statistical Loan File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 11., 12., 14., 15., 16. and 21., differences of 60 days or less were deemed to be “in agreement.”

The student loan documents described above, including any information obtained from the Servicing System, Credit Score Query or College Navigator Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loan contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 2, 2021